SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:  USAA MUTUAL FUND, INC. (except the Index Funds)

In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds for the fiscal period ended July 31, 2005, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:  09-26-05                                       /S/ CHRISTOPHER W. CLAUS
       -----------                                    ------------------------
                                                        Christopher W. Claus
                                                        President





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                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:  USAA MUTUAL FUND, INC. (except the Index Funds)

In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds for the fiscal period ended July 31, 2005, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:  09-26-2005                                     /S/ DEBRA K. DUNN
       ----------                                     -----------------
                                                         Debra K. Dunn
                                                         Treasurer